SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): July 17, 2000



                                M & A WEST, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-21955
                            ------------------------
                            (Commission file number)

            Colorado                                   84-1356427
---------------------------------        ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation)


                583 San Mateo Avenue, San Bruno, California 94066
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (650) 588-2678
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


              ----------------------------------------------------
              (Former name, former address and formal fiscal year,
                         if changed since last report)

Item 5.  Other Events

     On July 17, 2000, the Board of Directors of M & A West, Inc. approved and adopted a charter for its audit committee detailing its duties and responsibilities. The current members of the audit committee are Messrs. John C. Flanders, Jr., Scott L. Chase ahd Scott D. Cacchione.

Item 7.  Exhibits

     (c)  10.1 Audit Committee Charter


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   M & A WEST, INC.


                                                   By: /s/ Scott Kelly
                                                      ----------------------
                                                      Scott Kelly, President

Date: August 2, 2000